Exhibit 99.02

CERTIFICATION OF EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-Q of Alabama Power Company for the quarter ended September 30, 2002, I, William B. Hutchins, III, Executive Vice President, Chief Financial Officer and Treasurer, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Quarterly Report on Form 10-Q of Alabama Power Company for the quarter ended September 30, 2002, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-Q of Alabama Power Company for the quarter ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Alabama Power Company.


                                              /s/William B. Hutchins, III
                                              William B. Hutchins, III
                                              Executive Vice President, Chief
                                              Financial Officer and Treasurer

Date:  November 12, 2002